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                                                                  Exhibit 10-k-3

                                            ***TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                            UNDER 17 C.F.R. SECTIONS 200.80(b) (4) AND 240.24b-2
[UMC LOGO]

           AMENDMENT NO. 2 TO CAPACITY & RESERVATION DEPOSIT AGREEMENT

This Amendment to Capacity & Reservation Deposit Agreement ("Amendment") is entered into as of August 1, 2000 by and between Conexant Systems, Inc., a company incorporated in Delaware "Conexant") and UMC Group (USA), (collectively the "Parties") and amends the Capacity & Reservation Deposit Agreement dated March 20th 2000 ("the Agreement") previously entered between such Parties.

Background.

Pursuant to mutually agreed terms, sections 4.3 and 5.3 of the Agreement were amended on March 24th 2000 ("Amendment No. 1"). The Parties now desire to enter this Amendment No. 2 to specifically articulate wafer discount procedures generally addressed under section 4.1.1 of the Agreement.

(1)   Replace section 4.1.1 of the Agreement as follows:

4.1.1 For all Wafer outs at 0.25um in any given quarter in excess of the Allocated Production Capacity for such feature size for such quarter as a result of Conexant's ordering additional quantities pursuant to
         Section 2.2 above, hereinafter referred to as "Excess Wafers," the price shall be discounted by [***] per each such Excess Wafer. With respect to orders for Excess Wafers placed prior to August 1, 2000, UMC shall issue a credit memo promptly, but no later than thirty (30) days following the end of the calendar quarter during which such orders were placed, [***]. With respect to orders for Excess Wafers placed on or after August 1, 2000, discounts earned shall be [***].

No other change to the Agreement or Amendment No. 1 is intended by this Amendment No. 2. This Amendment No. 2 is not intended to have any effect on any amounts paid or earned prior to the effective date of this Amendment No. 2.

ACCORDINGLY, each party represents and warrants that the representative signing on their respective behalf is authorized to enter into this Amendment No. 2 and to bind them to its terms.


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UMC GROUP (USA)                                      CONEXANT
By: /s/ Jim Kupec                                   By: /s/ Terry Ellis
    - ---------------------                            -------------------

Name: Jim Kupec                                     Name: Terry Ellis
      ---------------------                               -----------------
Title: President, UMC (USA)                         Title: SVP, Operations
       --------------------                                ----------------

Date: March 17, 2000                                Date: 3/20/2000
      ---------------------                               -----------------


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